CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents

	As of December 31,
US$ MILLIONS	2022	2021
Cash	$4	$43
Cash equivalents(1)	441	426
Total cash and cash equivalents	$445	$469

(1)Short-term, highly liquid investments with maturities of less than 90 days at acquisition that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.